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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 1, 1996



                           ITLA CAPITAL CORPORATION
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            (Exact name of Registrant as specified in its Charter)



Delaware                          333-03551                  95-2864759
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(State or other            (Commission File Number)        (IRS Employer
 jurisdiction of                                            Identification
 incorporation)                                             Number)



7979 Ivanhoe Avenue, Suite 100, LaJolla, California                  92037
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:   (818) 551-0600
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item  5.  Other Events
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     This report is filed in accordance with Release No. 34-9072 (February 10,
1971) to reflect the status of the Registrant as a successor issuer, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), to Imperial Thrift and Loan Association ("Imperial"), a California chartered savings association. Imperial's Common Stock was heretofore registered under the 1934 Act pursuant to Section 12(g) thereof and Imperial filed periodic reports with the Securities and Exchange Commission pursuant to
Section 12(i) of the 1934 Act.

     The reorganization of the Registrant and Imperial into a holding company structure (the "Reorganization") was completed on October 1, 1996. On the effective date of the Reorganization, Imperial became a wholly-owned subsidiary of the Registrant and each share of the Common Stock, no par value per share, of Imperial was converted into one (1) share of the Common Stock, par value $.01 per share, of the Registrant. The periodic reports and other 1934 Act obligations of the Registrant will be filed with and administered by the Securities and Exchange Commission.

     For further information with respect to the Reorganization and the parties thereto, reference is made to the Merger Agreement and Plan of Reorganization and the Registrant's Articles of Incorporation, which are contained in the Registrant's Proxy Statement/Prosepectus dated June 19, 1996 (File No. 333-03551) filed with the Commission on May 10, 1996, in the Registrant's Registration Statement on Form S-4.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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       (c)  Exhibits

            Exhibit 2 Merger Agreement and Plan of Reorganization, dated May 3, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ITLA CAPITAL CORPORATION



Date:  October 1, 1996            By:  /s/ Michael L. Mayer
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                                       Michael L. Mayer
                                       Secretary

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